POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Hendrik J. Laverge, Robert Van Grover, John F. Splain, and Robert Dorsey, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him, and in his name, place or stead, in any and in all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of the Valenzuela Capital Trust (including post-effective amendments and supplements thereto), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every other act and thing ratifying and confirming all that said attorney-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

February 14, 2000

                                        /s/   Dennis J. Bertrum
                                              ---------------------
                                              Dennis J. Bertrum

                               POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Hendrik J. Laverge, Robert Van Grover, John F. Splain, and Robert Dorsey, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him, and in his name, place or stead, in any and in all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of the Valenzuela Capital Trust (including post-effective amendments and supplements thereto), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every other act and thing ratifying and confirming all that said attorney-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

February 14, 2000

                                        /s/   Jonathan H. Kagan
                                              ---------------------
                                              Jonathan H. Kagan

                               POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Hendrik J. Laverge, Robert Van Grover, John F. Splain, and Robert Dorsey, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him, and in his name, place or stead, in any and in all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of the Valenzuela Capital Trust (including post-effective amendments and supplements thereto), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every other act and thing ratifying and confirming all that said attorney-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

February 14, 2000

                                        /s/   Clinton J. Kendrick
                                              ---------------------
                                              Clinton J. Kendrick

                               POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Hendrik J. Laverge, Robert Van Grover, John F. Splain, and Robert Dorsey, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him, and in his name, place or stead, in any and in all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of the Valenzuela Capital Trust (including post-effective amendments and supplements thereto), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every other act and thing ratifying and confirming all that said attorney-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

February 14, 2000

                                        /s/   Stephen D. Gresham
                                              ---------------------
                                              Stephen D. Gresham

                               POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Hendrik J. Laverge, Robert Van Grover, John F. Splain, and Robert Dorsey, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him, and in his name, place or stead, in any and in all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of the Valenzuela Capital Trust (including post-effective amendments and supplements thereto), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every other act and thing ratifying and confirming all that said attorney-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

February 14, 2000

                                        /s/   Steven C. Rockefeller
                                              ---------------------
                                              Steven C. Rockefeller

                               POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Hendrik J. Laverge, Robert Van Grover, John F. Splain, and Robert Dorsey, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him, and in his name, place or stead, in any and in all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of the Valenzuela Capital Trust (including post-effective amendments and supplements thereto), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every other act and thing ratifying and confirming all that said attorney-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

February 14, 2000

                                        /s/   Hendrik J. Laverge
                                              ---------------------
                                              Hendrik J. Laverge